Exhibit 10.21

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is made effective as of December 31, 2020, by the Pledgors set forth on Schedule 1 attached hereto (collectively or individually, as the context reasonably may require, “Pledgor”), in favor of KWHP SOHO, LLC, a Delaware limited liability company, as collateral agent for the Investors (as defined below; together with its successors and assigns in such capacity, the “Collateral Agent”).

RECITALS:

WHEREAS, on the date hereof, Sotherly Hotels LP, a Delaware limited partnership (the “Company”), the investors identified therein (collectively, the “Investors”), and the Collateral Agent entered into that certain Note Purchase Agreement, pursuant to which the Company issued, among other securities, certain First Closing Notes, as defined therein, and the Investors purchased the same and committed to purchase certain Second Closing Notes, as defined therein (the First Closing Notes and the Second Closing Notes, collectively, the “Notes”), as such agreement may be amended, restated or otherwise modified from time to time (the “Note Purchase Agreement”);

WHEREAS, the Company is the direct or indirect owner of all of the interests in each of the Pledgor and will derive substantial direct and indirect benefits from the transactions contemplated by the Note Purchase Agreement;

WHEREAS, each of the Pledgors is the legal and beneficial owner of its respective Equity Interests of the Issuers (as such terms are defined below) as set forth on Schedule 1 attached hereto ;

WHEREAS, each of the Issuers was formed as the entity indicated and in the jurisdiction of formation as set forth on Schedule 1 and is governed by the terms and provisions of its respective limited liability company agreement, operating agreement or limited partnership agreement, as applicable, as certified to the Collateral Agent on or about the date hereof (as to each Issuer, respectively, and as the same may be hereinafter amended, modified, supplemented or restated from time to time, the “Issuer Operating Agreement”, collectively or individually, as the context reasonably may require);

WHEREAS, to induce Investors to make the Notes, Pledgor has agreed to pledge all of its right, title and interest in, to and under the Pledged Collateral (as defined below).

NOW, THEREFORE, for Ten Dollars ($10.00) and in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.1Definitions. All capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement or, in the absence thereof, in the Notes, and, for the purposes of this Agreement, the following capitalized terms shall have the following meanings:

“Agreement” has the meaning set forth in the introductory paragraph hereto.

“Article 8 Matter” means any action, decision, determination or election by Issuer or its member(s) or partner(s), as applicable, that its membership interests or other equity interests, or any of them, be, or cease to be, a “security” as defined in and governed by Article 8 of the UCC, and all other matters related to any such action, decision, determination or election.

“Company” has the meaning set forth in the recitals hereto.

“Equity Interests” means all limited liability company membership interests, partnership interests or other equity interests of, and all other right, title and interest (including, without limitation, any and all other Equity Interests, as defined in the Note Purchase Agreement) now owned or hereafter acquired by, Pledgor in and to Issuer, including the interests described on Schedule 1 attached hereto.

“Event of Default” shall have the meaning ascribed to the term Monetary Event of Default in each of the Notes.

“Investors” has the meaning set forth in the recitals hereto.

“Issuer” means each of the entities set forth on Schedule 1 attached hereto, collectively or individually, as the context reasonably may require.

“Issuer Operating Agreement” has the meaning set forth in the recitals hereto.

“Legal Requirements” means all federal, state and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits or governmental concessions, grants, agreements or restrictions.

“Obligations” shall have the meaning ascribed thereto in the Note Purchase Agreement.

“Pledged Collateral” has the meaning set forth in Section 2.1 of this Agreement.

“Proceeds” means (i) each Pledgor’s share, right, title and interest in and to all distributions, monies, fees, payments, compensations and proceeds now or hereafter becoming due and payable to Pledgor by Issuer with respect to the Equity Interests whether payable as profits, distributions, asset distributions, repayment of loans or capital or otherwise and including all “proceeds” as such term is defined in Section 9-102(a)(64) of the UCC; (ii) all contract rights, general intangibles, claims, powers, privileges, benefits and remedies of the Pledgors relating to the foregoing; and (iii) all cash or non-cash proceeds of any of the foregoing.

“Securities Act” means the Securities Act of 1933, as amended.

“UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that if, with respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Collateral Agent for the benefit of the Investors pursuant to this Agreement is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Transaction Document and any financing statement relating to such perfection or effect of perfection or non-perfection.

“Voting Rights” means all of each Pledgor’s rights under its Issuer Operating Agreement to vote and give approvals, consents, decisions and directions and exercise any other similar right with respect to the Pledged Collateral.

ARTICLE 2
GRANT OF SECURITY INTEREST

Section 2.1Pledge; Grant of Security Interest. Each Pledgor hereby pledges and grants to the Collateral Agent, for the benefit of the Investors, as collateral security for the prompt and complete payment and performance when due of the Obligations, a first priority security interest in all of such Pledgor’s right, title and interest to the following (collectively, the “Pledged Collateral”):

(a)all Equity Interests;

(b)all securities, moneys or property representing dividends or interest on any of the Equity Interests, or representing a distribution in respect of the Equity Interests, or resulting from a splitup, revision, reclassification or other like change of the Equity Interests or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Equity Interests;

(c)any policy of insurance payable by reason of loss or damage to the Equity Interests, if any;

(d)all “accounts”, “general intangibles”, “instruments” and “Pledged Collateral” (in each case as defined in the UCC) constituting or relating to the foregoing;

(e)all Proceeds of any of the foregoing property of Pledgor (including any proceeds of insurance thereon);

(f)all Voting Rights, claims, powers, privileges, benefits, options or rights of any nature whatsoever which currently exist or may be issued or granted by Issuer to Pledgor, and all instruments, whether heretofore or hereafter acquired, evidencing such rights and interests;

(g)all other rights appurtenant to the property described in foregoing clauses (a) through (f); and

(h)any stock certificates, share certificates, limited liability company certificates, partnership certificates or other certificates or instruments evidencing the foregoing, if any.

Section 2.2Voting Rights.

(a)Each Pledgor hereby collaterally assigns its Voting Rights to the Collateral Agent, for the benefit of the Investors, subject to the terms and provisions of this Agreement and the other Transaction Documents.

(b)Except during the continuance of an Event of Default, Pledgor may exercise the Voting Rights, provided that Pledgor shall not exercise the Voting Rights in a manner which would be inconsistent with or result in a violation of any provision of this Agreement, the Note Purchase Agreement or any other Transaction Document. Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to exercise the Voting Rights shall cease and the Collateral Agent shall have the right to exercise, in person or by its nominees or proxies, all Voting Rights assigned to it hereunder and the Collateral Agent shall exercise such Voting Rights in such manner as the Collateral Agent in its sole discretion shall deem to be in the Investors’ best interests (subject to the terms of this Agreement, the other Transaction Documents and the Issuer Operating Agreement). Upon the occurrence and during the continuance of an Event of Default, Pledgor shall effect the directions of the Collateral Agent in connection with any such exercise in accordance with this Agreement.

(c)In connection with the Collateral Agent’s exercise of the Voting Rights, Issuer may rely on a notice from the Collateral Agent stating that an Event of Default has occurred and is continuing under the Note Purchase Agreement or any other Transaction Document, in which event no further direction from Pledgor shall be required to effect the assignment of Voting Rights hereunder from Pledgor to the Collateral Agent, and Issuer shall immediately permit the Collateral Agent to exercise all of the Voting Rights in respect of the business and affairs of Issuer.

(d)Pledgor acknowledges that, except for this Agreement and the Note Purchase Agreement, it is not bound by the terms of, any agreement or understanding, whether oral or written, with respect to the purchase, sale, transfer or voting of any Voting Rights.

Section 2.3No Certification; Assignment of Interests. Under no circumstances shall the Pledged Collateral or any portion thereof be represented by any certificates or instruments without the prior written consent of the Collateral Agent. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right, at any time, in its discretion upon written notice to Pledgor and Issuer, to transfer to or to register in the name of the Collateral Agent or its nominee any or all of the Collateral. Prior to or concurrently with the execution and delivery of this Agreement, Pledgor shall deliver to the Collateral Agent an assignment of Equity Interests endorsed by Pledgor in blank (an “Assignment of Interest”), in the form set forth on Exhibit A hereto, for the Equity Interests, transferring all of such Equity Interests in blank, duly executed by Pledgor and undated. The Collateral Agent shall have the right, at any time in its discretion but only upon the occurrence and during the continuance of an Event of Default and upon notice to Pledgor and Issuer, to transfer to, and to designate on such Pledgor’s Assignment of Interest, any Person to whom the Equity Interests are sold in accordance with the provisions hereof.

Section 2.4Financing Statements. Pledgor hereby authorizes the filing of financing statements, and continuation statements and amendments thereto and assignments thereof, describing the Pledged Collateral covered thereby (a) as “all of debtor’s right, title and interest in, to and under all Pledged Collateral, whether now owned or hereafter acquired, now existing or hereafter created, and wherever located” or words to that effect, notwithstanding that such wording may be broader in scope than the collateral described in this Article II and regardless of whether any particular asset comprised in the Pledged Collateral falls within the scope of Article 9 of the UCC or (b) as being of an equal or lesser scope or with greater detail, and any other filing, recording or registration (including any filing, recording or registration that may be necessary or appropriate under Article II that the Collateral Agent may deem necessary or appropriate to further protect or maintain the perfection of the security interests). This Agreement shall constitute a security agreement under applicable law.

Section 2.5Confirmation Statement; Control Agreement. To better assure the perfection of the security interest of the Collateral Agent in the Pledged Collateral, concurrently with the execution and delivery of this Agreement, Pledgor shall send written instructions in the form of Exhibit B hereto to Issuer, and shall cause Issuer to, and Issuer shall, deliver to the Collateral Agent the Confirmation Statement and Control Agreement in the form of Exhibit C hereto pursuant to which Issuer will confirm that it has registered the pledge effected by this Agreement on its books and will agree, upon the occurrence and during the continuation of an Event of Default under the Note Purchase Agreement or any other Transaction Document, to comply with the instructions of the Collateral Agent in respect of the Pledged Collateral without further consent of Pledgor or any other Person.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

Pledgor represents and warrants to the Collateral Agent as of the date hereof as follows:

Section 3.1Ownership of Pledged Collateral. Pledgor is the direct and beneficial owner of all Equity Interests, free and clear of any Liens, except for the security interest granted to the Collateral Agent hereunder. Pledgor further represents and warrants that (i) all Equity Interests have been duly and validly issued and, as of the date hereof, constitute all of the membership or partnership interests, as applicable, in Issuer outstanding and (ii) the applicable Pledgor(s) constitute either the sole member or partner or all of the members or partners, as applicable, of the respective Issuer therefor.

Section 3.2No Prohibition on Pledge. On or prior to the date hereof, each of Savannah Hotel Associates, L.L.C. and SOHO Wilmington LLC has secured from its respective lender(s) any required consent to or approval of the pledge of the Pledged Collateral in such Issuer and the exercise of the Collateral Agent’s rights in and to the Pledged Collateral thereof as set forth herein. Accordingly, and except for restrictions and limitations imposed by the Transaction Documents, or securities laws generally, (a) the Pledged Collateral is and will continue to be freely transferable and assignable and (b) none of the Pledged Collateral is or will be subject to any option, right of first refusal, contractual restriction or Legal Requirements of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Collateral Agent (i) the pledge of such Pledged Collateral hereunder, (ii) the sale or disposition thereof pursuant hereto or (iii) the exercise by the Collateral Agent of rights and remedies hereunder; provided that Collateral Agent and the Investors acknowledge that the exercise of the pledge in the Pledged Collateral of Philadelphia Hotel Associates LP as set forth herein requires the approval of its the mortgage lender under the applicable mortgage loan for the Philadelphia hotel property.

Section 3.3Perfection. This Agreement creates a valid security interest in the Pledged Collateral, and upon the filing of the financing statement referred to in Section 2.4 with the Secretary of State of the state of formation of each Pledgor, such security interests will be perfected, first priority security interests, and all filings and other actions necessary to perfect such security interests will have been duly taken. No financing statement or security agreement describing all or any portion of the Pledged Collateral which has not lapsed or been terminated naming Pledgor as debtor has been filed or is of record in any jurisdiction except financing statements naming the Collateral Agent as the secured party.

Section 3.4Article 8 Prohibition. The limited liability company membership interests or general or limited partnership interests, as applicable, in Issuer are not and shall never be, without the prior written consent of the Collateral Agent, “securities” governed by and within the meaning of Article 8 of the UCC, as from time to time amended and in effect, in any jurisdiction. Any action, decision or election by Pledgor or Issuer that purports to characterize the limited liability company interests or partnership interests in Issuer as “securities” within the meaning of Article 8 of the UCC while any Obligation remains outstanding without the prior written consent of the Collateral Agent shall be null and void and of no force or effect. Any and all certificated interests in Issuer have been redeemed or exchanged for uncertificated limited liability company membership interests or general or limited partnership interests, as applicable, in Issuer.

Section 3.5Certain Understandings of Parties. The parties acknowledge and agree that the terms of the Equity Interests do not and will not provide that they shall constitute a “security” within the meaning of Article 8 of the UCC (including Section 8-102(a)(15) thereof); and that this Agreement is, among other things, intended by the parties to be a security agreement for purposes of the UCC. The parties acknowledge and agree that the Equity Interests do not constitute and will not constitute “certificated security” (as defined in the UCC). Pledgor therefore covenants and agrees that, except as permitted under the Note Purchase Agreement, Pledgor shall not, directly or indirectly, without the prior written consent of the Collateral Agent, attempt to alter, amend, modify, supplement or change in any way, the operating agreement of Issuer as in effect on the date hereof.

ARTICLE 4
COVENANTS

From the date of this Agreement and thereafter until the indefeasible payment and performance in full of the Obligations, Pledgor agrees as follows:

Section 4.1Acknowledgements of Parties.

(a)If Pledgor shall, as a result of its ownership of the Equity Interests, become entitled to receive or shall receive any limited liability company certificate or partnership certificate (including any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Equity Interests, or otherwise in respect thereof, Pledgor shall accept the same as the Collateral Agent’s agent, hold the same in trust for the Collateral Agent and deliver the same forthwith to the Collateral Agent in the exact form received, duly endorsed by Pledgor to the Collateral Agent, together with an undated limited liability company or partnership interest power, as applicable, covering such certificate duly executed in blank, to be held by the Collateral Agent hereunder as additional security for the Obligations. Any sums paid upon or in respect of the Equity Interests upon the liquidation or dissolution of Issuer shall be paid over to the Collateral Agent to be held by it hereunder as additional security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Equity Interests or any property shall be distributed upon or with respect to the Equity Interests pursuant to the recapitalization or reclassification of the capital of Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Collateral Agent to be held by it, subject to the terms hereof, as additional security for the Obligations. If any sums of money or property so paid or distributed in respect of the Equity Interests shall be received by Pledgor, Pledgor shall deliver the same to the Collateral Agent and, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Collateral Agent, segregated from other funds of Pledgor, as additional security for the Obligations.

(b)Without the prior written consent of the Collateral Agent, Pledgor shall not, directly or indirectly (i) vote to enable, or take any other action to permit, Issuer to issue any additional limited liability company or partnership interests or to issue any other securities convertible into or granting the right to purchase or exchange for any membership or partnership interests, as applicable, in Issuer, or (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Pledged Collateral, or (iii) create, incur, authorize or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Collateral, or any interest therein, except for the Lien provided for by this Agreement. Pledgor shall defend the right, title and interest of the Collateral Agent in, to and under the Pledged Collateral against the claims and demands of all Persons whomsoever.

(c)At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of Pledgor, Pledgor shall promptly and duly give, execute, deliver file and/or record such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining, creating, perfecting, validating or preserving the full benefits of this Agreement and of the rights and powers herein granted including filing UCC financing or continuation statements, provided that the amount of the Obligations shall not be increased thereby; provided that no amendment or modification of the Issuer organizational documents shall at any time be required. Pledgor hereby authorizes the Collateral Agent to file any such financing statement or continuation statement without the signature of Pledgor to the extent permitted by law.

Section 4.2Cash Dividends; Voting Rights. Notwithstanding anything herein to the contrary, unless an Event of Default shall have occurred and be continuing, Pledgor shall be permitted to receive all limited liability company or partnership interest distributions or cash dividends paid in the normal course of business of Issuer and to exercise all voting and limited liability company or partnership interests or other rights with respect to the Equity Interests, provided that no vote shall be cast or right exercised or other action taken which could reasonably be expected to impair the Pledged Collateral or which would be inconsistent with or result in any violation of any provision of the Transaction Documents.

Section 4.3Registration and Exercise of Rights. At any time after the occurrence and during the continuance of an Event of Default: (a) at the request of the Collateral Agent, Pledgor will permit any registrable Pledged Collateral owned by Pledgor to be registered in the name of the Collateral Agent or its nominee and (b) Pledgor will permit the Collateral Agent or its nominee, without notice, to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Collateral owned by Pledgor or any part thereof, and to receive all dividends and interest in respect of such Pledged Collateral.

ARTICLE 5
REMEDIES UPON EVENT OF DEFAULT

Section 5.1Acceleration and Remedies.

(a)Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent may exercise any or all of the following rights and remedies:

(i)Those rights and remedies provided in any Transaction Document, provided that this clause (i) shall not be understood to limit any rights or remedies available to the Collateral Agent prior to an Event of Default.

(ii)Those rights and remedies available to a secured party under the UCC or under any other applicable law when a debtor is in default under a security agreement.

(iii)Upon written notice to Pledgor, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Pledged Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at Pledgor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Collateral Agent may deem commercially reasonable.

(iv)Upon written notice to Pledgor, transfer, exchange and register in its name or in the name of its nominee the whole or any part certificates or instruments representing or evidencing Pledged Collateral (if any) for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Collateral Agent was the outright owner thereof.

(b)The Collateral Agent may comply with any applicable state or federal law requirements in connection with a disposition of the Pledged Collateral, and such compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Pledged Collateral.

(c)The Collateral Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the

Collateral Agent, the whole or any part of the Pledged Collateral so sold, free of any right of equity redemption, which equity redemption Pledgor hereby expressly releases.

(d)Until the Collateral Agent is able to effect a sale, lease, or other disposition of Pledged Collateral, the Collateral Agent shall have the right to hold or use Pledged Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Pledged Collateral or its value or for any other purpose deemed appropriate by the Collateral Agent. The Collateral Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Pledged Collateral and to enforce any of the Collateral Agent’s remedies, with respect to such appointment without prior notice or hearing as to such appointment.

(e)Notwithstanding the foregoing, the Collateral Agent shall not be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, the Company, any other obligor, guarantor, Pledgor or any other Person with respect to the payment and performance of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Pledged Collateral therefor, any other collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Pledged Collateral, any such other collateral or any guarantee of the Obligations or to resort to the Pledged Collateral, any such other pledged collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Pledged Collateral.

Section 5.2Certain Rights Relating to Equity Interests.

(a)Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all Equity Interests, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of being a private sale. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit Pledgor to register such Pledged Collateral for public sale under the Securities Act or under applicable state securities laws, even if Pledgor would agree to do so.

(b)Pledgor further shall use commercially reasonable efforts to do or cause to be done all such other acts as may be reasonably necessary to make any sale or sales of all or any portion of the Equity Interests pursuant to this Section 5.2 valid and binding and in compliance with any and all applicable Legal Requirements. Pledgor further agrees that a breach of any of the covenants contained in this Section 5.2 will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.2 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Note Purchase Agreement.

(c)The UCC states that the Collateral Agent is able to purchase the Equity Interests only if it is sold at a public sale. The Collateral Agent has advised Pledgor that SEC staff personnel have issued various No-Action Letters describing procedures which, in the view of the SEC staff, permit a foreclosure sale of securities to occur in a manner that is public for purposes of Article 9 of the UCC, yet not public for purposes of Section 4(2) of the Securities Act. The UCC permits Pledgor to agree on the standards for determining whether the Collateral Agent has complied with its obligations under Article 9. Pursuant to the UCC, Pledgor specifically agrees (i) that it shall not raise any objection to the Collateral Agent’s or any Investor’s purchase of the Equity Interests (through bidding on the Obligations or otherwise)

and (ii) that a foreclosure sale conducted in conformity with the principles set forth in such No-Action Letters (A) shall be considered to be a “public” sale for purposes of the UCC; (B) will be considered commercially reasonable notwithstanding that the Collateral Agent and the Investors have not registered or sought to register the Equity Interests under applicable securities laws, even if Pledgor agrees to pay all costs of the registration process; and (C) shall be considered to be commercially reasonable notwithstanding that the Collateral Agent or any Investor(s) purchase the Pledged Collateral at such a sale.

(d)Pledgor agrees that the Collateral Agent shall not have any general duty or obligation to make any effort to obtain or pay any particular price for any Pledged Collateral sold by the Collateral Agent pursuant to this Agreement. The Collateral Agent may, among other things, accept the first offer received, or decide to approach or not to approach any potential purchasers. The Collateral Agent may determine to offer the Pledged Collateral only to Persons who are engaged in the same business as Issuer and who have sufficient financial resources to purchase all of the Pledged Collateral in one sale. Without in any way limiting the Collateral Agent’s right to conduct a foreclosure sale in any commercially reasonable manner, Pledgor hereby agrees that any foreclosure sale conducted in accordance with the following provisions shall be considered commercially reasonable:

(i)Not more than thirty (30) days before, and not less than ten (10) days in advance of the sale, the Collateral Agent notifies Pledgor in writing at the address described in Section 6.13 of the time and place of such sale,

(ii)The sale is conducted by a nationally or regionally recognized real estate brokerage or auction firm, and

(iii)Such real estate brokerage or auction firm shall solicit bids for the offered Pledged Collateral from no less than three prospective purchasers who have sufficient financial resources to purchase the offered Pledged Collateral and are provided with at least fourteen (14) days to conduct due diligence on the offered Pledged Collateral and the Properties owned by the Issuer.

Section 5.3Pledgor’s Obligations Upon an Event of Default. Upon the request of the Collateral Agent after the occurrence of an Event of Default, Pledgor will: (a) furnish to the Collateral Agent, or cause Issuer to furnish to the Collateral Agent, any information regarding the Pledged Collateral in such detail as the Collateral Agent may reasonably require and (b) take, or cause Issuer to take, any and all actions necessary to register or qualify the Pledged Collateral to enable the Collateral Agent to consummate a public sale or other disposition of the Pledged Collateral.

Section 5.4Notice of Disposition of Pledged Collateral; Condition of Pledged Collateral. Collateral Agent shall provide notice to Pledgor of the time and place of any public sale or the time after which any private sale or other disposition may be made and any notice made shall be deemed reasonable if sent to Pledgor, addressed as set forth in Section 6.13, at least ten (10) days (but no more than thirty (30) days) prior to (a) the date of any such public sale or (b) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, Pledgor waives all claims, damages, and demands against the Collateral Agent arising out of the repossession, retention or sale of the Pledged Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Collateral Agent. To the extent it may lawfully do so, Pledgor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Collateral Agent, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Pledged Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement, or otherwise. Except as otherwise specifically provided herein, Pledgor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Pledged Collateral.

Section 5.5Limitation on the Collateral Agent’s Duty with Respect to the Pledged Collateral. The Collateral Agent shall have no obligation to prepare the Pledged Collateral for sale. The Collateral Agent shall use reasonable care with respect to the Pledged Collateral in its possession or under its control and in substantially the same manner as the Collateral Agent deals with similar property for its own account. The Collateral Agent shall not have any other duty as to any Pledged Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, Pledgor acknowledges and agrees that it is commercially reasonable for the Collateral Agent to (a) not incur expenses deemed significant by the Collateral Agent to prepare Pledged Collateral for disposition, (b) not obtain third party consents for access to Pledged Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Pledged Collateral to be collected or disposed of, (c) advertise dispositions of Pledged Collateral through publications or media of general circulation, whether or not the Pledged Collateral is of a specialized nature, (d) contact other Persons, whether or not in the same business as Pledgor, for expressions of interest in acquiring all or any portion of such Pledged Collateral, (e) hire one or more professional auctioneers to assist in the disposition of Pledged Collateral, whether or not the Pledged Collateral is of a specialized nature, (f) dispose of Pledged Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Pledged Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (g) dispose of assets in wholesale rather than retail markets, (h) disclaim disposition warranties, such as title, possession or quiet enjoyment, (i) purchase insurance or credit enhancements to insure the Collateral Agent and the Investors against risks of loss, collection or disposition of Pledged Collateral or to provide to the Collateral Agent and/or the Investors a guaranteed return from the collection or disposition of Pledged Collateral, or (j) to the extent deemed appropriate by the Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Collateral Agent in the collection or disposition of any of the Pledged Collateral. Pledgor acknowledges that the purpose of this Section 5.5 is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would be commercially reasonable in the Collateral Agent’s exercise of remedies against the Pledged Collateral and that other actions or omissions by the Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 5.5. Without limitation upon the foregoing, nothing contained in this Section 5.5 shall be construed to grant any rights to Pledgor or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 5.5.

Section 5.6Collateral Agent Performance of Pledgor’s Obligations. Without having any obligation to do so, after the occurrence and during the continuance of an Event of Default, the Collateral Agent may perform or pay any obligation which Pledgor has agreed to perform or pay in this Agreement and Pledgor shall reimburse the Collateral Agent for any reasonable amounts paid by the Collateral Agent pursuant to this Section 5.6. Pledgor’s obligation to reimburse the Collateral Agent pursuant to the preceding sentence shall be an Obligation payable on demand.

Section 5.7Authorization for Collateral Agent to Take Certain Action. Pledgor irrevocably authorizes the Collateral Agent at any time and from time to time in the sole discretion of the Collateral Agent and irrevocably appoints the Collateral Agent as its attorney in fact, coupled with an interest, (a) to execute on behalf of Pledgor as debtor and to file financing statements necessary or desirable in the Collateral Agent’s sole discretion to perfect and to maintain the perfection and priority of the Collateral Agent’s security interest in the Pledged Collateral, (b) to indorse and collect any cash Proceeds of the Pledged Collateral, (c) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Pledged Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Collateral Agent deems necessary or desirable to perfect and to maintain the perfection and priority of the Collateral Agent’s security interest in the Pledged Collateral, (d) to apply the

Proceeds of any Pledged Collateral received by the Collateral Agent to the Obligations and (e) to discharge past due taxes, assessments, charges, fees or Liens on the Pledged Collateral (except for such Liens as are specifically permitted hereunder or under any other Transaction Document), and Pledgor agrees to reimburse the Collateral Agent on demand for any reasonable payment made or any reasonable expense incurred by the Collateral Agent in connection therewith, provided that this authorization shall not relieve Pledgor of any of its obligations under this Agreement. The Collateral Agent agrees not to exercise the power of attorney granted under clauses (b), (d) and (e) of this Section 5.7 except after the occurrence and during the continuance of an Event of Default.

ARTICLE 6
GENERAL PROVISIONS

Section 6.1Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any bankruptcy occur with respect to Pledgor, the Company and/or the Guarantor and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

Section 6.2Benefit of Agreement. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of Pledgor, the Collateral Agent and their respective successors and assigns (including all persons who become bound as a debtor to this Agreement), except that Pledgor shall not have the right to assign its rights or delegate its obligations under this Agreement or any interest herein, without the prior written consent of the Collateral Agent. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the obligations under this Agreement or any portion thereof or interest therein shall in any manner impair the Lien granted to the Collateral Agent hereunder and any attempted assignment without consent will be null and void. The Collateral Agent shall have the right to assign or transfer its rights under this Agreement in connection with any assignment of the Notes and the Transaction Documents, and any assignee or transferee shall be entitled to all the benefits afforded to the Collateral Agent under this Agreement.

Section 6.3Survival. Without prejudice to the survival of any other agreement of Pledgor under this Agreement or any other Transaction Document, the agreements and obligations of Pledgor contained in Sections 6.1, 6.4 and 6.12, and the representations and warranties of Pledgor contained in this Agreement shall (a) survive until the Obligations have been paid in full and (b) be deemed to have been relied upon by the Collateral Agent notwithstanding any investigation heretofore or hereafter made by the Collateral Agent or on its behalf.

Section 6.4Taxes. Any taxes (including income taxes) payable or ruled payable by a federal or state authority in respect of this Agreement shall be paid by Pledgor, together with interest and penalties, if any.

Section 6.5Principles of Construction. The Article and/or Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Assignment unless otherwise specified. Unless otherwise specified, the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision hereof or thereof. When used in this Agreement, the word “including” shall mean “including but not limited to”. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. References herein to any Transaction Document include such document as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

Section 6.6Termination and Release. This Agreement and the security interests granted herein shall continue in full force and effect until, subject to reinstatement pursuant to Section 6.1, payment in full of the Obligations. In connection with any termination or release pursuant to this Section 6.6, the Collateral Agent shall execute and deliver to Pledgor, at Pledgor’s expense, all documents that Pledgor shall reasonably request to evidence such termination or release and shall perform such other actions reasonably requested by Pledgor to effect such release, including delivery of certificates, securities and instruments. Any execution and delivery of documents pursuant to this Section 6.6 shall be without recourse to or warranty by the Collateral Agent.

Section 6.7Entire Agreement. This Agreement embody the entire agreement and understanding among the Pledgor and the Collateral Agent relating to the Pledged Collateral and supersede all prior agreements and understandings among the Pledgor and the Collateral Agent relating to the Pledged Collateral.

Section 6.8Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

(b)EACH PLEDGOR IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN MEMPHIS, SHELBY COUNTY, TENNESSEE, OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PLEDGOR IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)EACH PLEDGOR AGREES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THAT A FINAL JUDGMENT IN ANY SUIT, ACTION OR PROCEEDING OF THE NATURE REFERRED TO IN SECTION 6.8(B) BROUGHT IN ANY SUCH COURT SHALL BE CONCLUSIVE AND BINDING UPON IT SUBJECT TO RIGHTS OF APPEAL, AS THE CASE MAY BE, AND MAY BE ENFORCED IN THE COURTS OF THE UNITED STATES OR THE STATE OF TENNESSEE (OR ANY OTHER COURTS TO THE JURISDICTION OF WHICH IT OR ANY OF ITS ASSETS IS OR MAY BE SUBJECT) BY A SUIT UPON SUCH JUDGMENT.

(d)EACH PLEDGOR CONSENTS TO PROCESS BEING SERVED BY OR ON BEHALF OF THE COLLATERAL AGENT IN ANY SUIT, ACTION OR PROCEEDING OF THE NATURE REFERRED TO IN SECTION 6.8(B) BY MAILING A COPY THEREOF BY REGISTERED, CERTIFIED, PRIORITY OR EXPRESS MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, RETURN RECEIPT OR DELIVERY CONFIRMATION REQUESTED, TO IT AT ITS ADDRESS SPECIFIED IN SECTION 6.13 OR AT SUCH OTHER ADDRESS OF WHICH THE COLLATERAL AGENT SHALL THEN HAVE BEEN NOTIFIED PURSUANT TO SAID SECTION. EACH PLEDGOR AGREES THAT SUCH SERVICE UPON RECEIPT (1) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT,

ACTION OR PROCEEDING AND (2) SHALL, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO IT. NOTICES HEREUNDER SHALL BE CONCLUSIVELY PRESUMED RECEIVED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY REPUTABLE COMMERCIAL DELIVERY SERVICE.

(e)NOTHING IN THIS SECTION 6.8 SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW, OR LIMIT ANY RIGHT THAT THE COLLATERAL AGENT MAY HAVE TO BRING PROCEEDINGS AGAINST A PLEDGOR IN THE COURTS OF ANY APPROPRIATE JURISDICTION OR TO ENFORCE IN ANY LAWFUL MANNER A JUDGMENT OBTAINED IN ONE JURISDICTION IN ANY OTHER JURISDICTION.

(f)THE PARTIES HERETO, TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION HEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY THE PARTIES HERETO AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. THE PARTIES HERETO ARE EACH HEREBY INDIVIDUALLY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

Section 6.9Modifications. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, nor consent to any departure by Pledgor or the Collateral Agent therefrom, shall in any event be effective unless the same shall be in a writing signed by the party or parties against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on, Pledgor shall entitle Pledgor to any other or future notice or demand in the same, similar or other circumstances. Neither any failure nor any delay on the part of the Collateral Agent in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Collateral Agent shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, or to declare a default for failure to effect prompt payment of any such other amount. The Collateral Agent shall have the right to waive or reduce any time periods that the Collateral Agent is entitled to under this Agreement in its sole and absolute discretion.

Section 6.10Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid pursuant to all Legal Requirements, but if any provision of this Agreement shall be prohibited by or invalid pursuant to Legal Requirements, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 6.11Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Copies of originals, including copies delivered by facsimile, pdf or other electronic means, shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Agreement.

Section 6.12Payment of Expenses.

(a)

Pledgor shall reimburse the Collateral Agent for any and all reasonable costs and expenses (including attorneys’ fees and expenses and auditors’ and accountants’ fees) paid or incurred by the Collateral Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Agreement and in the audit, analysis, administration, collection, preservation or sale of the Pledged Collateral (including the expenses and charges associated with any periodic or special audit of the Pledged Collateral). Any and all costs and expenses incurred by Pledgor in the performance of actions required pursuant to the terms hereof shall be borne solely by Pledgor.

(b)

EACHPARTYHERETOHEREBYIRREVOCABLYAND UNCONDITIONALLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES (OTHER THAN INTEREST, FEES AND OTHER AMOUNTS DUE AND PAYABLE UNDER THE TRANSACTION DOCUMENTS OR ARISING OUT OF CLAIMS BY THIRD PARTIES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY.

(c)	All amounts due under this Section shall be payable promptly (and in any event within ten (10) Business Days after demand therefor).

Section 6.13Notices. All notices, demands, requests, consents, approvals or other communications (any of the foregoing, a “Notice”) required, permitted or desired to be given hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, return receipt requested, or delivered by hand or by reputable overnight courier, by telecopier, if a telecopy/facsimile number is listed below for such party (with answer back acknowledged), addressed to the party to be so notified at its address hereinafter set forth, or to such other addresses as such party may hereafter specify in accordance with the provisions of this Section 6.13. Any Notice shall be deemed to have been received: (a) three (3) days after the date such Notice is mailed, (b) on the date of delivery by hand if delivered during business hours on a Business Day (otherwise on the next Business Day), (c) on the next Business Day if sent by an overnight commercial courier, and (d) in the case of telecopy (if a telecopy/facsimile number is listed above for such party), upon sender’s receipt of a machine generated confirmation of successful transmission, in each case addressed to the parties as follow:

Pledgors:	c/o Sotherly Hotels, Inc. 306 S. Henry St., Suite 100 Williamsburg, Virginia 23185 Attn: Scott M. Kucinski
with a copy to:	Frost Brown Todd LLC 400 West Market Street 32nd Floor Louisville, Kentucky 40202-3363 Attn: Geoffrey M. White, Esq.

Collateral Agent:	KWHP SOHO, LLC c/o Kemmons Wilson Hospitality Partners LP 8700 Trail Lake Drive West, Suite 300 Memphis, Tennessee 38125 Attn: Webb Wilson
with a copy to:	Bass Berry & Sims PLC The Tower at Peabody Place 100 Peabody Place, Suite 1300 Memphis, Tennessee 38103 Attn: T. Gaillard Uhlhorn, Esq.
and a copy to:	MIG SOHO, LLC c/o Machine Investment Group 609 Greenwich Street, 4th Floor New York, New York 10014 Attn: Eric Rosenthal
and a copy to:	DLA Piper LLP (US) One Fountain Square 11911 Freedom Drive, Suite 300 Reston, Virginia 20190-5602 Attn: Mark J. Fiekers, Esq.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Pledgor and the Collateral Agent have executed this Agreement as of the date first above written.

PLEDGOR:

SOTHERLY HOTELS LP,
A Delaware limited partnership

By:	SOTHERLY HOPTELS INC.,
its general partner

	By:	/s/ DAVID R. FOLSOM
	Name:	David R. Folsom
	Title:	President and Chief Executive Officer

CAPITOL HOTEL ASSOCIATES, L.P., L.L.P.,
A Virginia limited liability partnership

By:	MHI GP LLC, its general partner

	By:	SOTHERLY HOTLES LP, its sole member

		By:	SOTHERLY HOTLES LP, its sole member Its general partner

			By:	/s/ DAVID R. FOLSOM
			Name:	David R. Folsom
			Title:	President and Chief Executive Officer

MHI GP LLC,
a Delaware limited liability company

By:	SOTHERLY HOTELS LP, its sole member

	By:	SOTHERLY HOTELS INC., its general partner

		By:	/s/ DAVID R. FOLSOM
		Name:	David R. Folsom
		Title:	President and Chief Executive Officer

IN WITNESS WHEREOF, Pledgor and the Collateral Agent have executed this Agreement as of the date first above written.

THE COLLATERAL AGENT:

KWHP SOHO, LLC,
a Delaware limited liability

By:	KEMMONS WILSON HOSPITALITY
APRTNERS GP, LLC,
its Manager

	By:	/s/ D. WEBB WILSON
	Name:	D. Webb Wilson
	Title:	Manager

CONSENT OF ISSUER
(Pledge and Security Agreement)

Issuer hereby (I) acknowledges receipt of a copy of the executed Pledge and Security Agreement (the “Pledge Agreement”) to which this Consent of Issuer is attached, (II) consents to the Pledge Agreement, (III) agrees to comply with the terms and provisions thereof, (IV) agrees not to do anything or cause, permit or suffer anything to be done which is prohibited by, or contrary to, the terms of the Pledge Agreement, and (V) agrees to register on its books and records the Collateral Agent’s security interest in the Pledged Collateral as provided in the Pledge Agreement.

Without limiting the foregoing (and notwithstanding anything to the contrary in the Issuer Operating Agreement or any other organizational documents of Issuer), from and after the date hereof, Issuer agrees:

(a)to deliver directly to the Collateral Agent any and all instruments evidencing any right, option or warrant, issued to, or to be received by, Pledgor by virtue of its ownership of the Pledged Collateral issued by Issuer or upon exercise by Pledgor of any option, warrant or right attached to such Pledged Collateral;

(b)to recognize the Collateral Agent’s, any Investor’s or any other successful bidder’s automatic right to become a member or partner, as applicable, in Issuer following a sale of the Equity Interests in accordance with Section 5.1 of the Pledge Agreement; and

(c)in the event of a sale of the Equity Interests in accordance with Section 5.1 of the Pledge Agreement, Issuer will, upon the Collateral Agent’s written request and at Pledgor’s expense: (i) provide the Collateral Agent with such other information in Issuer’s possession and financial projections as may be necessary or, in the Collateral Agent’s reasonable opinion, advisable to enable the Collateral Agent to effect the sale of the Pledged Collateral; and (ii) do or cause to be done all such other acts and things as may be reasonably necessary to make the sale of the Equity Interests or any part thereof valid and binding and in compliance with applicable law provided that performance of the foregoing in this subclause (ii) does not increase Pledgor’s liabilities or obligations hereunder.

Issuer further acknowledges and agrees that it shall do all of the foregoing without any further notice from or consent or agreement of Pledgor.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each Issuer has executed this Content as of the date first set forth above.

ISSUER:

SAVANNAH HOTEL ASSOCIATES, L.L.C.,
a Virginia limited liability company

By:	SOTHERLY HOTELS LP, its sole member
its general partner

	By:	/s/ DAVID R. FOLSOM
	Name:	David R. Folsom
	Title:	President and Chief Executive Officer

SOHO WILMINGTON LLC,
a Delaware limited liability company

By:	/s/ DAVID R. FOLSOM
Name:	David R. Folsom
Title:	Manager

PHILADELPHIA HOTEL ASSOCIATES LP,
a Pennsylvania limited partnership

By:	MHI GP LLC, its general partner

	By:	SOTHERLY HOTELS LP, its sole member

		By:	SOTHERLY HOTELS INC.,
its general partner

		By:	/s/ DAVID R. FOLSOM
		Name:	David R. Folsom
		Title:	President and Chief Executive Officer

SCHEDULE 1

DESCRIPTION OF EQUITY INTERESTS

ISSUER	PLEDGOR	CLASS	% OWNED
Savannah Hotel Associates, L.L.C., a Virginia limited liability company	Sotherly Hotels LP, a Delaware limited partnership	Membership Interest	100%
SOHO Wilmington LLC, a Delaware limited liability company	Capitol Hotel Associates, L.P., L.L.P., a Virginia limited partnership	Membership Interest	100%
Philadelphia Hotel Associates LP, a Pennsylvania limited partnership	MHI GP LLC, a Delaware limited liability company	General Partnership Interest	1%
	Sotherly Hotels LP, a Delaware limited partnership	Limited Partnership Interest	99%

EXHIBIT A

FORM OF ASSIGNMENT OF MEMBERSHIP OR PARTNERSHIP INTEREST

THIS ASSIGNMENT OF MEMBERSHIP OR PARTNERSHIP INTEREST (this “Assignment of Membership Interest”), dated as of ____________, 20__ (the “Effective Date”), is made by ______________________, a ______________________________ (together with its successors and assigns, the “Assignor”) to _______________________________, a ____________________________ (the “Assignee”).

RECITALS

The Assignor has entered into a certain Pledge and Security Agreement dated as of [●], 2020 (such Agreement, as it may be amended or otherwise modified from time to time, the “Pledge Agreement”), with KWHP SOHO, LLC, a Delaware limited liability company (together with its successors and assigns, the “Collateral Agent”), as collateral agent for the benefit of the Investors. Unless otherwise noted, terms defined in the Pledge Agreement are used herein as defined therein.

The Assignor is a member or partner, as applicable, of ______________________, a ______________________________ (the “Issuer”), existing under and evidenced by the _____________________ Agreement of the Issuer dated as of ________________, 20____ (such agreement, as it may be amended, supplemented or otherwise modified from time to time, the “Operating Agreement”). Under the Operating Agreement, the Assignor has certain rights, title and interest in and to Issuer and its assets and distributions (collectively, the “Interest”). The Collateral Agent has required that the Assignor shall have executed and delivered this Assignment of Membership or Partnership Interest.

NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.Assignment and Acceptance of Assigned Interest. As of the Effective Date, the Assignor hereby sells, transfers, conveys and assigns (without recourse and, except as set forth herein, representation or warranty) to the Assignee all of the Assignor’s right, title and interest in and to the Interest and of its rights under the Operating Agreement, including, without limitation, all its (a) rights to receive moneys due and to become due under or pursuant to the Operating Agreement related to the Interest, (b) rights to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Operating Agreement related to the Interest, (c) claims for damages arising out of or for breach of or default under the Operating Agreement related to the Interest, and (d) rights to perform thereunder and to compel performance, and otherwise exercise all rights and remedies thereunder related to the Interest. The Assignor’s right, title and interest in the Interest and of the Assignor’s rights under the Operating Agreement that are being assigned to the Assignee pursuant to the Pledge Agreement are hereinafter referred to as the “Assigned Interest”. The Assignee, upon the execution of this Assignment of Membership or Partnership Interest, hereby accepts from the Assignor the Assigned Interest and agrees to become a successor member or partner, as applicable, of the Issuer in the place and stead of the Assignor to the extent of the Assigned Interest and to be bound by the terms and provisions of the Operating Agreement, subject to the terms of the Pledge Agreement and assumes all of Assignor’s rights, obligations and duties under the Operating Agreement with respect to the Assigned Interests arising from and after the Effective Date.

2.Capital Account. On or prior to the Effective Date, the Assignee shall notify each of the other members or partners, as applicable, in Issuer required to be so notified under the terms of the Operating Agreement and thereafter, the portion of all profits and losses, and all other items of income, gain, loss, deduction or credit, allocable to the Assigned Interest shall be credited or charged, as the case may be, to the Assignee and the Assignee shall be entitled to the portion of all distributions, payments or other allocations payable in respect of the Assigned Interest, regardless of the source of such distributions, payments or other allocations or the date on which they were earned.

3.Representations and Warranties of the Assignor. The Assignor represents to the Collateral Agent, as of the Effective Date of this Assignment of Membership or Partnership Interest, and to the Collateral Agent and the Assignee as of the Effective Date, that:

a.This Assignment of Membership or Partnership Interest has been duly executed and delivered by the Assignor and is a valid and binding obligation of the Assignor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and general principles of equity; and

b.The Assignor is the sole owner of the Assigned Interest free and clear of any liens, except for the liens created by the Pledge Agreement.

4.Filings. On or as soon as practicable after the Effective Date, the Assignee shall file and record or cause to be filed and recorded with all proper offices or agencies all documents and instruments required to effect the terms herein, if any, including, without limitation, (a) this Assignment of Membership or Partnership Interest and (b) any limited liability company, partnership and assumed or fictitious name certificate or certificates and any amendments thereto.

5.Future Assurances. Each of the Assignor and the Assignee mutually agrees to cooperate at all times from and after the date hereof with respect to any of the matters described herein, and to execute such further deeds, bills of sale, assignments, releases, assumptions, notifications or other documents as may be reasonably requested for the purpose of giving effect to, evidencing or giving notice of the assignment evidenced hereby.

6.Successors and Assigns. This Assignment of Membership or Partnership Interest shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

7.Modification and Waiver. No supplement, modification, waiver or termination of this Assignment of Membership or Partnership Interest or any provisions hereof shall be binding unless executed in writing by all parties hereto and the original or a copy of such writing has been delivered to Assignee.

8.Counterparts. Any number of counterparts of this Assignment of Membership or Partnership Interest may be executed. Each counterpart will be deemed to be an original instrument and all counterparts taken together will constitute one agreement. Delivery of an executed counterpart of a signature page to this Assignment of Membership or Partnership Interest by facsimile, telecopier or other electronic means shall be as effective as delivery of a manually executed counterpart of this Assignment of Membership or Partnership Interest.

9.Execution; Effective Date. This Assignment of Membership or Partnership Interest will be binding and effective and will result in the assignment of the Assigned Interest on the Effective Date.

10.Governing Law. This Assignment of Membership or Partnership Interest will be governed by the laws of the State of New York.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment of Membership or Partnership Interest to be executed and delivered.

ASSIGNOR:

, a

By:
Name:
Title:

ASSIGNEE:

, a

By:
Name:
Title:

EXHIBIT B

FORM OF INSTRUCTION TO REGISTER PLEDGE

[●], 2020

To:_____________________________

In accordance with the requirements of that certain Pledge and Security Agreement, dated of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”), between KWHP SOHO, LLC, a Delaware limited liability company (the “Collateral Agent”), as collateral agent for the benefit of the Investors, ______________________, a ______________________________ (“Pledgor”), and the other pledgors thereunder, you are hereby instructed, to assure the perfection of the security interest of the Collateral Agent in the membership or partnership interests, as applicable, described below, to register the pledge of the following interests in the name of the Collateral Agent, as collateral agent for the benefit of the Investors, as follows:

All of the membership interests or partnership interests, as applicable, of Pledgor in ______________________,a______________________________(“Issuer”),includingwithout limitation, all of the following property now owned or at any time hereafter acquired by Pledgor or in which Pledgor now has or at any time in the future may acquire any right, title or interest:

(a)all Equity Interests;

(b)all securities, moneys or property representing dividends or interest on any of the Equity Interests, or representing a distribution in respect of the Equity Interests, or resulting from a splitup, revision, reclassification or other like change of the Equity Interests or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Equity Interests;

(c)any policy of insurance payable by reason of loss or damage to the Equity Interests;

(d)all “accounts”, “general intangibles”, “instruments” and “Pledged Collateral” (in each case as defined in the UCC) constituting or relating to the foregoing;

(e)all Proceeds of any of the foregoing property of Pledgor (including any proceeds of insurance thereon);

(f)all Voting Rights, claims, powers, privileges, benefits, options or rights of any nature whatsoever which currently exist or may be issued or granted by Issuer to Pledgor, and all instruments, whether heretofore or hereafter acquired, evidencing such rights and interests;

(g)all other rights appurtenant to the property described in foregoing clauses (a) through (f); and

(h)any stock certificates, share certificates, limited liability company certificates, partnership certificates or other certificates or instruments evidencing the foregoing, if any.

You are hereby further authorized and instructed to execute and deliver to the Collateral Agent a Confirmation Statement and Control Agreement, substantially in the form of Exhibit C to the

Pledge Agreement and, to the extent provided more fully therein, to comply with the instructions of the Collateral Agent in respect of the pledged Collateral without further consent of, or notice to, the undersigned. Initially capitalized terms used herein and not otherwise defined shall have the meanings given to such words in the Pledge Agreement.

[SIGNATURES CONTINUE NEXT PAGE]

Very truly yours,

PLEDGOR:

, a

By:
Name:
Title:

ACCEPTED BY THE COLLATERAL AGENT:

KWHP SOHO, LLC,
a Delaware limited liability company

By:	KEMMONS WILSON
HOSPITALITY PARTNERS GP,
LLC,
its Manager

By:
Name:
Title:

EXHIBIT C

FORM OF CONFIRMATION STATEMENT AND CONTROL AGREEMENT

Date: [●], 2020

To:	KWHP SOHO, LLC
c/o Kemmons Wilson Hospitality Partners LP
8700 Trail Lake Drive West, Suite 300
Memphis, Tennessee 38125
Attn: Webb Wilson

Pursuant to the requirements of that certain Pledge and Security Agreement dated of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”), between KWHP SOHO, LLC (the “Collateral Agent”), as collateral agent for the benefit of the Investors, ______________________, a ______________________________ (“Pledgor”), and the other pledgors thereunder, this Confirmation Statement and Control Agreement relates to the Pledged Collateral of Pledgor in and to the undersigned Issuer. Capitalized terms used but not defined herein have the meanings provided in the Pledge Agreement. In connection with the pledge of the Pledged Collateral to you by the Pledgor, the undersigned hereby represents, warrants and agrees with you, as collateral agent for the benefit of the Investors, as follows:

(a)Attached hereto as Exhibit A is a true, correct and complete copy of the Issuer Operating Agreement, including any amendments to or other modifications thereof;

(b)The Issuer Operating Agreement is in full force and effect and has not been further modified or amended;

(c)The registered pledgee of the Equity Interests in the undersigned Issuer is KWHP SOHO, LLC, a Delaware limited liability company, as collateral agent for the benefit of the Investors;

(d)Issuer has registered the Pledged Collateral in the name of the registered pledgee on the date hereof. No other pledge or other interest adverse to that of the registered pledgee is currently registered on the books and records of Issuer with respect to the Pledged Collateral.

(e)Until the Obligations are indefeasibly paid in full, Issuer agrees:(i) upon the occurrence and during the continuation of an Event of Default under the Note Purchase Agreement or any other Transaction Document, to comply with the written instructions of the Collateral Agent, without any further consent from Pledgor or any other Person, in respect of the Pledged Collateral; and (ii) upon the occurrence and during the continuation of an Event of Default under the Note Purchase Agreement or any other Transaction Document, to disregard any request made by Pledgor or any other person which contravenes the written instructions of the Collateral Agent with respect to the Pledged Collateral; and (iii) to recognize the Collateral Agent’s or any other successful bidder’s right to become a member or partner, as applicable, in Issuer following a sale of the Equity Interests in accordance with Section 5.1 of the Pledge Agreement and the UCC. Initially capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Pledge Agreement.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

, a

By:
Name:
Title:

EXHIBIT A TO CONFIRMATION STATEMENT AND CONTROL AGREEMENT

ISSUER OPERATING AGREEMENT

(attached hereto)

29276886.10